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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 June 15, 2001
               Date of Report (Date of earliest event reported)



                                EMACHINES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)

            000-29715                               94-3311182
     (Commission file number)          (I.R.S. employer identification no.)



                         14350 Myford Road, Suite 100
                           Irvine, California 92606
             (Address of principal executive offices and zip code)

                                (714) 481-2828
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On June 15, 2001, we loaned $350,000 to Brian Firestone, our Executive Vice President, Strategy & Business Development, and his wife, Kathleen Firestone. In connection with the loan, Mr. and Mrs. Firestone issued a promissory note to us for that amount and executed a deed of trust and a rider to the deed of trust to secure the note. The note, deed of trust and rider to the deed of trust are attached to this report as Exhibits 99.1, 99.2, and 99.3 respectively.

     On June 15, 2001, we entered into an escrow agreement with Brian Firestone and California Bank & Trust, under which we placed $1,000,000 in escrow with California Bank & Trust, pursuant to Mr. Firestone's employment agreement dated April 1, 2001. The escrow agreement is attached as Exhibit 99.4.

     On June 21, 2001, we issued a press release announcing the departure of John Muskovich, our Executive Vice President and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.5 and is incorporated by reference into this Item 5.

     On June 15, 2001, we loaned $300,000 to Adam Andersen, our Senior Vice President and Chief Operating Officer. In connection with the loan, Mr. Andersen issued a promissory note to us for that amount and executed a deed of trust and rider to the deed of trust to secure the note. The note, deed of trust, and rider to the deed of trust are attached to this report as Exhibits 99.6, 99.7, and 99.8 respectively.

     On June 25, 2001, we entered into indemnification agreements with Mike Zimmerman, our Senior Vice President, Customer Care, and Bob Davidson, our Senior Vice President, Product Marketing. On June 25, 2001 we also entered into indemnification agreements with Brian Firestone, Wayne Inouye, our President and Chief Executive Officer, and Adam A. Andersen. The Zimmerman, Davidson, Firestone, Inouye, and Andersen indemnification agreements are attached to this report as Exhibits 99.9, 99.10, 99.11, 99.12, and 99.13, respectively.

Item 7.  Index to Exhibits.

Exhibit No.        Description
------------       -----------
Exhibit 99.1       Promissory Note from Brian Firestone and Kathleen Firestone dated June 15, 2001

Exhibit 99.2 Deed of Trust between eMachines and Brian Firestone and Kathleen Firestone dated June 18, 2001

Exhibit 99.3 Rider to the Deed of Trust given by Brian Firestone and Kathleen Firestone

Exhibit 99.4 Escrow Agreement between eMachines, California Bank & Trust, and Brian Firestone dated June 15, 2001

Exhibit 99.5       eMachines, Inc. Press Release dated June 21, 2001


Exhibit 99.6       Promissory Note from Adam Andersen dated June 15, 2001


Exhibit 99.7 Deed of Trust between eMachines and Adam Andersen and Jane Andersen dated June 15, 2001

Exhibit 99.8       Rider to Deed of Trust given by Adam Andersen and Jane
                   Andersen

Exhibit 99.9 Indemnification agreement between eMachines and Mike Zimmerman dated June 25, 2001

Exhibit 99.10 Indemnification agreement between eMachines and Bob Davidson dated June 25, 2001

Exhibit 99.11 Indemnification agreement between eMachines and Brian Firestone dated June 25, 2001

Exhibit 99.12 Indemnificatioon agreement between eMachines and Wayne Inouye dated June 25, 2001

Exhibit 99.13 Indemnification agreement between eMachines and Adam Andersen dated June 25, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EMACHINES, INC.



Dated: July 3, 2001                 By:    /s/  ADAM ANDERSEN
                                        ---------------------
                                        Name:   Adam Andersen
                                        Title:  Senior Vice President and
                                                Chief Operating Officer

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                               INDEX TO EXHIBITS

Exhibit No.        Description
------------       -----------
Exhibit 99.1       Promissory Note from Brian Firestone and Kathleen Firestone dated June 15, 2001

Exhibit 99.2 Deed of Trust between eMachines and Brian Firestone and Kathleen Firestone dated June 18, 2001

Exhibit 99.3 Rider to the Deed of Trust given by Brian Firestone and Kathleen Firestone

Exhibit 99.4 Escrow Agreement between eMachines, California Bank & Trust, and Brian Firestone dated June 15, 2001

Exhibit 99.5       eMachines, Inc. Press Release dated June 21, 2001


Exhibit 99.6       Promissory Note from Adam Andersen dated June 15, 2001


Exhibit 99.7 Deed of Trust between eMachines and Adam Andersen and Jane Andersen dated June 15, 2001

Exhibit 99.8       Rider to Deed of Trust given by Adam Andersen and Jane
                   Andersen

Exhibit 99.9 Indemnification agreement between eMachines and Mike Zimmerman dated June 25, 2001

Exhibit 99.10 Indemnification agreement between eMachines and Bob Davidson dated June 25, 2001

Exhibit 99.11 Indemnification agreement between eMachines and Brian Firestone dated June 25, 2001

Exhibit 99.12 Indemnificatioon agreement between eMachines and Wayne Inouye dated June 25, 2001

Exhibit 99.13 Indemnification agreement between eMachines and Adam Andersen dated June 25, 2001


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